UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
     Date of report (Date of earliest event reported): June 19, 2006
Champion Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168

(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 300, Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)
(248) 340-9090

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a) Former independent registered public accounting firm
The Audit and Financial Resources Committee (the “Committee”) of the Board of Directors of Champion Enterprises, Inc. (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company, effective on June 19, 2006.
The reports of PwC on the financial statements of the Company as of and for the years ended December 31, 2005 and January 1, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the years ended December 31, 2005 and January 1, 2005 and through June 19, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years.
During the years ended December 31, 2005 and January 1, 2005 and through June 19, 2006, there were no “reportable events” with respect to the Company as that term is defined in Item 304(a)(l)(v) of Regulation S-K.
The Company provided a copy of the foregoing disclosures to PwC and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the letter furnished in response to that request is filed as Exhibit 16 to this Form 8-K.
     (b) New independent registered public accounting firm
On June 19, 2006 the Committee appointed Ernst & Young LLC (“E&Y”) as the Company’s independent registered public accounting firm. During the years ended December 31, 2005 and January 1, 2005 and through June 19, 2006, the Company did not consult with E&Y with respect to the Company regarding any matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description
16	Letter of PricewaterhouseCoopers LLP dated June 21, 2006, regarding change in certifying accountant of Champion Enterprises, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.
By:	/s/ John J. Collins, Jr.
John J. Collins, Jr., Senior Vice President,
General Counsel and Secretary

Date: June 21, 2006

EXHIBIT INDEX

Exhibit
Number	Description
16	Letter of PricewaterhouseCoopers LLP dated June 21, 2006, regarding change in certifying accountant of Champion Enterprises, Inc.